SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2004

Residential Asset Mortgage Products, Inc. (as depositor under a Trust Agreement, dated as of June 30, 2004, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of GMACM Home Equity Loan-Backed Certificates, Series 2004-HE3).

Residential Asset Mortgage Products, Inc.

(Exact name of registrant as specified in its charter)
DELAWARE	333-110437-22	41-1955181
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota		55437
(Address of principal executive offices)		(Zip code)
(952) 857-7000
Registrant's telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01(c). Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits:

20.1 Residential Asset Mortgage Products, Inc.,

GMACM Home Equity Loan Trust 2004-HE3,

GMACM Home Equity Loan-Backed Certificates, GMACM Series 2004-HE3 Servicing Certificates, for Payment Date 12/27/04

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., Registrant

By: /s/ Al Gentile

Name: Al Gentile

Title: Vice President

Date: December 27, 2004